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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report: January 12, 1998 - Commission File No. 0-17746
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                         SAFE AID PRODUCTS INCORPORATED
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             (Exact name of Registrant as specified in its Charter)




          Delaware                                            22-2824492
(State or other jurisdiction of                     (IRS Employer ID No.)
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incorporation or organization)


c/o Lazer, Aptheker, Feldman,
  Rosella & Yedid, LLP
225 Old Country Road
Melville, New York                                             11747
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(Address of principal executive                            (Zip Code)
offices)



Registrant's telephone number,
including area code:                                        (516) 364-3887
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Item 5.  Other Events
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                          Extension of A and B Warrants
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By  unanimous  consent  of  the  Board  of  Directors  of the  corporation,  the corporation extended the A and B warrants for an additional year. The warrants will now expire on January 8, 1999.


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                                   Signatures
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SAFE AID PRODUCTS INCORPORATED


                                                By: /s/ Stanley Snyder
                                                   --------------------------
                                                    Stanley Snyder, President


Dated: January 12, 1998